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                                                                   EXHIBIT 10.16


                                  AMENDMENT TO
                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                                       OF
                              OPPENHEIMER CAPITAL

        This Amendment to Amended and Restated Partnership Agreement of Oppenheimer Capital, dated as of November 4, 1997 (this "Amendment Agreement"), is entered into by and among Value Advisors LLC, a Delaware limited liability company and the managing partner ("Value Advisors") and Oppenheimer Capital, L.P., a Delaware limited partnership and a partner ("Opcap LP") (each of Value Advisors and Opcap LP are each a "Partner" and are collectively the "Partners").

                                   WITNESSETH:

        WHEREAS, Oppenheimer Capital (the "Partnership") has been formed and was continued as a general partnership under the Uniform Partnership Law of the State of Delaware (6 Del.C. Section 1501, et seq.) pursuant to an Amended and Restated Partnership Agreement of the Partnership, dated as of March 14, 1991 (as amended, the "Partnership Agreement");

        WHEREAS, the Partners are the sole partners of the Partnership;

        WHEREAS, the Partners desire to amend the Partnership Agreement in order to clarify and confirm that the merger of the Partnership with or into another business entity does not violate Section 11.01(d) of the Partnership Agreement;

        WHEREAS, each of the Partners has determined that this Amendment of the Partnership Agreement is not directly and materially adverse to the holders of Units (as defined in the Op L.P. Agreement) (as defined in the Partnership Agreement); and

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        WHEREAS, the undersigned, being all of the partners of the Partnership, to accomplish the foregoing, desire to amend the Partnership Agreement in the manner set forth herein.

        NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:

        1. Amendment to Section 11.01(d) of the Partnership Agreement. Section 11.01(d) of the Partnership Agreement is hereby amended by adding immediately after the words "liquidation of Op L.P.", the words ", provided, however, no such transfer shall be deemed to occur upon the merger of the Partnership with or into an other business entity".

        2. Future Cooperation. Each Partner agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further documents as may be reasonably requested for the purpose of giving effect to, or evidencing the transactions contemplated by, this Amendment Agreement.

        3. Binding Effect. This Amendment Agreement shall be binding upon, and shall enure to the benefit of, the Partners and their respective successors and assigns.

        4. Execution in Counterparts. This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

        5. Agreement in Effect. Except as hereby amended, the Partnership Agreement shall remain in full force and effect.

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        6. Governing Law. This Amendment Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to principles of conflict of laws rules.

        IN WITNESS WHEREOF, the Partners have caused this Amendment Agreement to be duly executed as of the day and year first above written.

                                   VALUE ADVISORS LLC

                                   By: /s/ KENNETH M. POOVEY
                                       ---------------------------------------
                                       Name: Kenneth M. Poovey
                                       Title: Executive Vice President


                              OPPENHEIMER CAPITAL, L.P.

                              By: PIMCO PARTNERS. G.P.,
                                  its General Partner

                              By: Pacific Investment Management Company,
                                  a General Partner

                              By: /s/ SHARON A. CLEWER
                                  --------------------------------------------
                                  Name:
                                  Title:

                              By: PIMCO PARTNERS LLC,
                                  a General Partner

                              By: /s/ [SIG]
                                  --------------------------------------------
                                  Name:
                                  Title:

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